Exhibit 99.1

Gores Holdings II Verra Mobility Investor Presentation July 2018

DISCLAIMER Confidentiality The information in this presentation is highly confidential. The distribution of this presentation by an authorized recipient to any other person is unauthorized. Any photocopying, disclosure, reproduction or alteration of the contents of this presentation and any forwarding of a copy of this presentation or any portion of this presentation to any person is prohibite d. The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by Gores Holdings II, Inc. (“Gores”) and Ver ra Mobility Corporation (“Verra Mobility”) and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting deli very of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements. Use of Projections This presentation contains financial forecasts with respect to Verra Mobility’s projected Pro Forma Adjusted Revenue, Free Ca sh Flow, EBITDA and Pro Forma Adjusted EBITDA for Verra Mobility’s fiscal years 2018 through 2020. Neither Gores’ independent auditors, nor the independent registered public accounting firm of Verra Mobility, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the pu rpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial informat ion. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Gores or Verra Mobility or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Forward Looking Statements This presentation includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United Stat es Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “projec t” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matte rs. Such forward looking statements include projected financial information. Such forward looking statements with respect to reve nues, earnings, performance, strategies, prospects and other aspects of the businesses of Gores, Verra Mobility or the combined company after completion of any proposed business combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the inability to complete the transactions contemplated by the proposed business combination; (2) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) costs related to the proposed business combination; (4) changes in applicable laws or regulations; (5) the possibility that Verra Mobility or Gores may be adversely affected by other economic, business, and/or competitive factors; and (6) other risks and uncertainties indicated from time to time in the final prospectus of Gores, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (the “SEC”) by Gores. You are cautioned not to place undue reliance upon any forward-looking statements, including the projections, which speak only as of the date made. Neither Gores nor Verra Mobility undertake any commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Industry and Market Data In this presentation, Verra Mobility relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Verra Mobility obtained this information and statistics from third-party sources, including reports by market research firms. Verra Mobility has supplemented this information where necessary with information from discussions with Verra Mobility customers and its own internal estimates, taking into account publicly available information about other industry participants and Verra Mobility’s management’s best view as to informatio n that is not publicly available. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), Pro Forma Adjusted EBITDA, Free Cash Flow, Free Cash Flow Margin and Pro Forma Adjusted Revenue. Pro Forma Adjusted EBITDA is defined as EBITDA, as adjusted as described in this presentation for historical costs and estimated cost savings and synergies. Free Cash Flow is defined as EBITDA minus capital expenditures and Free Cash Flow Margin is defined as Free Cash Flow divided by revenue. Pro Forma Adjusted Revenue adjusts revenue for non-cash amortization of contract incentive and certain pre-acquisition results. You can find the reconciliation of these measures to the nearest comparable GAAP measures elsewhere in this presentation. Verra Mobility believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Verra Mobility’s financial condition and results of operations. Verra Mobility’s management uses these non-GAAP measures to compare Verra Mobility’s performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and Verra Mobility’s board of directors. Verra Mobility believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Verra Mobility does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore the non-GAAP measures of Verra Mobility included in this presentation may not be directly comparable to similarly titled measures of other companies. Additional Information In connection with the proposed Business Combination between Verra Mobility and Gores, Gores intends to file with the SEC a preliminary proxy statement and will mail a definitive proxy statement and other relevant documentation to Gores stockholders. This Investor Presentation does not contain all the information that should be considered concerning the propos ed Business Combination. It is not intended to form the basis of any investment decision or any other decision in respect to the proposed Business Combination. Gores stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto, and the definitive proxy statement in connection with Gores’ solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the proposed Business Combination because these materials will contain important information about Verra Mobility, Gores and the proposed transactions. The definitive proxy statement will be mailed to Gores stockholders as of a record date to be established for voting on the proposed Business Combination when it becomes available. Stockholders will also be able to obtain a copy of the preliminary proxy statement and definitive proxy statement once they are available, without charge, at the SEC’s website at http://sec.gov or by directing a request to: Gores Holdings II, Inc., c/o The Gores Group LLC, 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou (jchou@gores.com). This Investor Presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. Participants in the Solicitation Gores and its directors and officers may be deemed participants in the solicitation of proxies of Gores stockholders in conne ction with the proposed business combination. Gores stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Gores in Gores’ Annual Report on Form 10 -K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 14, 2018. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Gores stockholders in connection with the proposed transaction will be set forth in the proxy statement for the transaction when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transactio n will be included in the proxy statement that Gores intends to file with the SEC. 2 VERRA MOBILITY

PRESENTERS AND SENIOR LEADERSHIP

Verra Mobility



David Roberts
CEO, President

- Consulting experience with a history of partnering with founder-owned companies to drive growth and innovation
- Joined Verra Mobility in 2014
- Previously President and CEO, BillingTree and Managing Director, Bank of America Merrill Lynch
- Former President and CEO, Equity Methods



Tricia Chiodo
CFO

- History of financial discipline to create shareholder value
- Joined Verra Mobility in 2015
- Former Co-President and CFO, Origami Owl
- Former CFO, RSC Equipment Rental (NYSE: RRR)

Gores Holdings II



Alec Gores
Sponsor / Director

- Chairman of Gores Holdings II
- Founder, Chairman and CEO of The Gores Group
- More than 35 years of experience as entrepreneur, operator and private equity investor
- Has invested in more than 100 portfolio companies through varying macroeconomic environments



Mark Stone
Sponsor / Director

- CEO of Gores Holdings II
- Previously CEO of Gores Holdings, Inc. and Board member of Hostess Brands, Inc.
- Member of The Gores Group Investment Committee and previously President of Gores' worldwide operations
- Served as Executive Chairman and/or CEO of several Gores Group portfolio companies

VERRA MOBILITY

Note: Gores Holdings II is a separate entity from The Gores Group. The Gores Group makes no representations regarding the information contained herein, nor should this information be considered if making an investment decision with regard to The Gores Group and its affiliated funds/family office operations.

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OVERVIEW OF GORES HOLDINGS II AND PLATINUM EQUITY

Gores Holdings II and The Gores Group Heritage

- Success to date on debut SPAC, Gores Holdings, and its acquisition of Hostess Brands (NASDAQ: TWNK)

The Gores Group Heritage

- 30-year track record of successful investments across multiple sectors
- Three active funds: $1.3bn GCP II, $2.1bn GCP III, $300mm GSC
- Completed more than 120 acquisitions
- Experienced team of ~30 professionals
- HQ in Los Angeles with offices in Boulder and Greenwich

Platinum Equity

- Founded in 1995, headquartered in Beverly Hills with principal offices in New York, Greenwich, Boston, London and Singapore
- $13bn in AUM; closed fourth fund with $6.5bn
- Completed more than 200 acquisitions
- Current portfolio includes approximately 40 companies representing over $19bn in revenue
- Strong history of acquiring market-leading businesses and creating long-term, sustainable value through organic growth, M&A and operational improvements

VERRA MOBILITY

Note: Gores Holdings II is a separate entity from The Gores Group. The Gores Group makes no representations regarding the information contained herein, nor should this information be considered if making an investment decision with regard to The Gores Group and its affiliated funds/family office operations.

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VERRA MOBILITY BOASTS A STRONG COMPETITIVE POSITIONING, ATTRACTIVE FINANCIAL PROFILE AND CLEAR PATH FOR GROWTH  #1 in Tech-Enabled Smart Transportation Solutions for Tolling & Fleet and Safety Automations  Competitive Advantage Driven by a Compelling, Multifaceted and Durable Value Proposition to Customers and Consumers  Contracted and Long-Dated Relationships with Marquee RAC and FMC Customers  Critical Partner to Municipalities and Law Enforcement in their Effort to Promote Public Safety while Alleviating Budget Constraints  Highly Recurring and Predictable Revenue Stream with Best-in-Class ~60% EBITDA Margins and ~85% Free Cash Flow Conversion  Multiple Levers for Sustained, Organic Growth Across Existing and New Categories within Domestic and International Markets  Scalable Platform for Accretive Tuck-In Acquisitions Globally  Proven Management Team with a Track Record of Operational Excellence, Financial Performance and Ongoing Product Innovation 5 VERRA MOBILITY

AGENDA I. Business Overview II. Growth Overview III. Projections IV. Transaction Summary 6 VERRA MOBILITY

I. Business Overview VERRA MOBILITY

B U S I N E S S O V E R V I E W ATS HAS REBRANDED TO BETTER ALIGN TO ITS VISION… (1) …TO BE THE GLOBAL LEADER IN SMART MOBILITY SOLUTIONS 8 VERRA MOBILITY (1) Verra Mobility was formed through the combination of ATS, HTA and EPC, a European business. The financial information disclosed in this presentation is done on a pro forma basis as if all the companies has been owned throughout the historical periods presented.

B U S I N E S S O V E R V I E W LEADING PROVIDER OF TECH-ENABLED SMART TRANSPORTATION SOLUTIONS THAT CUSTOMERS OFFER SAFETY, CONVENIENCE AND VALUE TO ITS Pro Forma Adj. Revenue(1) ($ in millions) $373 $349 $333 $18 $10 2015 2016 2017 Product 2018E Services Pro Forma Adj. EBITDA and Margin (%)(2) ($ in millions) (3) $219 $184 $120 2015 2016 2017 2018E (1) (2) (3) See the appendix for a reconciliation of revenue to Pro Forma Adjusted revenue. See the appendix for a reconciliation of net income to Pro Forma Adjusted EBITDA. Includes $10mm of Pro Forma adjustments for actions taken during 2018, but not yet realized. 9 VERRA MOBILITY 8.5 million violations processed on behalf of photo enforcement clients annually $159 $209 59% 53% 48% 41% ~165 million toll transactions processed annually 4,000+ speed, red light and school bus stop safety cameras installed #1 Provider of toll management to rental car companies (“RAC”) and fleet management companies (“FMC”) in North America $371 $2 $345 $4 $296 $315 $286 #1 Provider of road safety cameras in the U.S., partners with ~200 jurisdictions and school districts Financials Company Overview

BUSINESS OVERVIEW

DIVERSE PRODUCT PORTFOLIO WITH HIGHLY RECURRING SERVICE REVENUE

	Tolling & Fleet			Safety Automations
	60% of Services Revenue			40% of Services Revenue
	Toll Management	Violations	Title and Registration	Red Light, Speed and Bus
Description	• Enables fleet / rental drivers to use cashless toll lanes and all-electronic tollways • Manages fleet toll programs, saving time and money	• Processes vehicle-issued violations incurred by fleet / rental drivers • Integrates with issuing authorities domestically and internationally to transfer liability or bill violators	• Service provider for high volume, quick, automated title & registration services • Direct DMV connections for electronic Title and Registration processing	• Market leader for providing traffic safety technology to government clients • Primary products include enforcement technology for red lights, speeding, school buses and city bus lanes

2017 Services Financials	• **Services revenue: $169mm**
	  • '15A – '17A CAGR: 18%
	• **% of total services rev. = 49%**
		• **Services revenue: $28mm**
		  • '15A – '17A CAGR: 1%
		• **% of total services rev. = 8%**
			• **Services revenue: $11mm**
			  • '15A – '17A CAGR: 5%
			• **% of total services rev. = 3%**
				• **Services revenue: $137mm**
				  • '15A – '17A CAGR: 4%
				• **% of total services rev. = 40%**

Customers	• Avis • Budget • Hertz • Silvercar • Enterprise • Sixt	• Hertz • City of Westminster • Transport for London • Highways Agency • Fox Rent A Car • Gemeente Rotterdam	• Hertz • Fox Rent A Car • United Rental Systems • Advantage Rent A Car • Ace Rent A Car • Element	• New York City • Seattle • Washington D.C. • Austin • Chicago • Atlanta

Market Position	• #1 in passenger vehicle toll management for RAC and fleet (only regional players remain)	• #1 solution for fleet vehicle owners in the U.S.	• #1 player for rental car fleets focused on scalable national platform	• #1 in red light
				  • 46% market share
				• #1 in school bus
				  • 48% market share
				• #1 in speed
				  • 55% market share

VERRA MOBILITY

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BUSINESS OVERVIEW

EXTENSIVE GEOGRAPHIC REACH IN THE U.S. AND NOW ACROSS EUROPE WITH THE ACQUISITION OF EURO PARKING COLLECTION "EPC"

Global Coverage

Tolling & Fleet

Toll Management

- Tolling Management = 24 states
- Connected to 50+ tolling authorities



Violations

- Violations Management = 50 states



European Violations Collection

- Representing more than 450 issuing organizations in 15 European countries
- Accessing 30 Vehicle Licensing Authorities in Europe and issuing notifications to more than 130 countries



Safety Automations

Red Light

- Red Light = 16 states, the District of Columbia and 1 Canadian province



Speed

- Speed = 11 states and the District of Columbia



Represents coverage of customers

VERRA MOBILITY

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BUSINESS OVERVIEW

DIFFERENTIATED LIABILITY MANAGEMENT TOOL FOR RAC AND FMC'S

Tolling & Fleet				
	Toll Management		Violations	Title and Registration
	RAC	FMC	RAC & FMC	RAC & FMC
Product	PLATEPASS FLEET TOLL MANAGEMENT	TOLLGUARD TOLL PROTECTION	VIOLOGICS EPCplc	TITLE / REGISTRATION
Description	• Structured two different ways: • Rental Agreement Day Pricing • Renter is charged a daily fee to use the product, plus must pay tolls incurred. Verra Mobility splits daily fee with RAC and captures the spread between electronic and cash rates • All-inclusive Pricing • Renter pays a flat fee per day, regardless of how many tolls incurred • Verra Mobility earns ancillary income for back office processing and management	• TollGuard prevents most toll violations a commercial fleet driver incurs when their primary toll program fails due to driver or transponder error • Automatically pay any tolls received on enrolled vehicles, thus preventing violations & paper work • Verra Mobility bills the customer directly for the cost of the tolls incurred, plus an administrative fee for each toll processed • Saves fleets ~50% – 80% on toll violation costs, saves on cost recovery time and reduces administrative costs	• VioLogics electronically processes toll, parking and photo enforcement violations incurred by fleet and rental drivers • Works with hundreds of issuing authorities to transfer liability or bill the responsible party (i.e. the driver, not the owner) • Reduces violation-related expenses and late fees by maximizing company's ability to transfer liability and minimizing delinquencies • Verra Mobility charges processing and servicing fees for each violation	• A transaction fee per initial title and registration or registration renewal • Data management fees • Other fees for services such as rental car stickers, state transfers, title transfers, international registration plan for trucks and title corrections

VERRA MOBILITY

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BUSINESS OVERVIEW

VERRA MOBILITY EMPOWERS MUNICIPALITIES, SCHOOL DISTRICTS AND LAW ENFORCEMENT AGENCIES TO ENHANCE PUBLIC SAFETY

Safety Automations

Product

Red Light	Speed	School Bus Crossing	Bus Lane Mobility
Large Cities	Large Cities / School Districts	School Districts	Large Cities
			
• Captures images / video of vehicles running red lights	• Captures images / video of vehicles exceeding posted speed limits	• Captures images / videos of vehicles passing stopped school buses with extended stop arms	• Captures images / video of vehicles violating bus lane restrictions

Integrated Technology

- Once a violation is caught on camera, Verra Mobility's proprietary system, AXSIS, processes the footage and connects the vehicle and DMV information, which is then forwarded to the municipality to issue a citation
- Verra Mobility manages the printing, mailing, processing and payment of the citation, while billing the municipality monthly
- Verra Mobility also earns ancillary income for back office processing and payment administration

Economic Model

Fixed Contract

- Agreed upon fixed monthly fee paid to Verra Mobility for its services
- These contracts allow for the most predictable revenue streams

Variable Contract

- Majority of income is based on incident count, with some contracts containing floors
- Variable structure typically achieves faster paybacks and higher revenue, as Verra Mobility's cameras consistently perform well

VERRA MOBILITY

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BUSINESS OVERVIEW

VERRA MOBILITY HAS STRENGTHENED ITS COMPETITIVE POSITION, FINANCIAL PROFILE AND IS POISED FOR SIGNIFICANT GROWTH

1	Consolidated the Market	Verra Mobility + HTA combined to create the #1 player in both Safety Automations and Tolling & Fleet
2	Scale	Verra Mobility has increased EBITDA from $87mm in 2016 on a standalone basis to $219mm projected in 2018E on a pro forma basis
3	Diversification	Diversification of risk across a broader portfolio of customers
4	Cost Savings / Margin Expansion	Verra Mobility has increased EBITDA margins from 37% in 2016 on a standalone basis to 59% projected in 2018E on a pro forma basis
5	Expand Total Addressable Market	EPC acquisition opened up a new growth opportunity in Europe
6	Developed New Technological Capabilities	In 2018, new solutions launched will include: consumer tolling (aka "Peasy") (opening up a large TAM), handheld LIDAR and ALPR partnered solutions

VERRA MOBILITY
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B U S I N E S S O V E R V I E W INVESTMENT HIGHLIGHTS 1 Market leader with highly differentiated and proprietary platforms 2 Sustainable competitive advantage in the marketplace 3 Contracted recurring revenue business model 4 Strong revenue growth and robust margins 5 Experienced management team with a track record of success 15 VERRA MOBILITY

B U S I N E S S O V E R V I E W 1 MARKET LEADER WITH HIGHLY DIFFERENTIATED AND PROPRIETARY PLATFORMS #1 RAC & FMC Toll Transaction Processing #1 Red Light Safety #1 Speed Safety #1 School Bus Safety 16 VERRA MOBILITY Automating Smarter Transportation Automating Safer Transportation …supported by the most comprehensive product portfolio in the industry Leading positions in product areas…

BUSINESS OVERVIEW

2 SUSTAINABLE COMPETITIVE ADVANTAGE IN THE MARKETPLACE

Competitive Advantage

- ✓ **Superior scale**
  - Manages more than 6mm vehicles for the largest rental car and fleet management companies
  - Processes more than ~165 million toll transactions annually
  - Have 4,000 cameras installed across 200 jurisdictions and school districts
- ✓ **Superior service, contribution and integration with customers**
  - Simplify transaction processing for customers with the 50+ Tolling Authorities and 400 Issuing Authorities
  - Government and commercial customers depend on Verra Mobility's substantial revenue contribution
  - For most customers, Verra Mobility is highly integrated with their systems and provide end-to-end solutions, which limit their dedicated support resources
- ✓ **Broadest product portfolio**
  - CrossingGuard, Speed, Bus Lane, Red Light, Tolling, Violations, Title and
    Registration, Consumer (aka "Peasy")
- ✓ **Strong patent portfolio and proprietary technologies**
  - All-inclusive pricing, transponder shield box, video speed detection and patents pending related to consumer toll products (aka "Peasy") and hand-held speed photo enforcement technology
- ✓ **Regulatory and legislative expertise**

Verra Mobility is Critical to the Ecosystem


Renters / Violators
Tolling Authorities
VERRA MOBILITY
Rental Car Companies
Police
State / Local Governments
VERRA MOBILITY
Municipalities / Schools

Verra Mobility Brings Value to its Customers Through a Unique Combination of Technology, People and Process Expertise

VERRA MOBILITY 17

BUSINESS OVERVIEW

3 CONTRACTED RECURRING REVENUE BUSINESS MODEL

Commentary

Contracted Recurring Revenue Model

- Large installed base provides recurring revenue
- Multiple year contracts with core customers
- High retention rate of 97% of cameras for Safety Automations
- Approximately 80% of revenue is contracted through 2020 and beyond[1]
- Verra Mobility has contracts with the three largest U.S. RAC's
  - Two of the three contracts expire in 2021 and the other is not due to expire until 2024

Attractive Unit Economics

- Average annual revenue per red light camera of +$46,200 and +$53,000 per speed camera unit
- Safety camera payback period of <18 months
- On average, Verra Mobility generates between $7.40 and $9.00 of revenue per rental agreement through multiple attractive pricing models

Recurring Revenue Profile

Total


Non-recurring
3%
Recurring
97%

2018E visibility: 97.9%

Tolling & Fleet


Non-recurring
3%
Recurring
97%

2018E visibility: 96.8%

Safety Automations


Non-recurring
3%
Recurring
97%

2018E visibility: 99.5%

VERRA MOBILITY

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(1) Based on 2017 service revenue and contract terms as of December 31, 2017. Note: two safety contracts have been recently extended past 2020 and are awaiting execution.

BUSINESS OVERVIEW

4 STRONG REVENUE GROWTH AND ROBUST MARGINS

Commentary

Consistent Revenue Growth

- The Company has grown services revenue at near double digits the past few years
- Expectation is for continued high single digit growth
- With a stronger product offering today vs. two years ago, Verra Mobility feels confident in its ability to capture additional market share

Expanding Margins

- Scalable technology platform provides operating efficiencies
- Pro forma margin profile improvement driven by growth in tolling segment

Strong Cash Flow Generation

- Declining camera costs align with the trend in consumer electronics
- Minimal incremental capital expenditure spend as a result of the acquisitions drives increase in FCF conversion

Financial Profile

Strong Pro Forma Adj. Revenue Growth


($ in millions)
Total CAGR: 8.5%
Services CAGR: 9.8%
$296
$10
$286
$333
$18
$315
$349
$4
$345
2015
2016
2017
Services
Product

Sustained Profitability and High Cash Flow Conversion


($ in millions)
$120
$105
$159
$140
$184
$156
2015
2016
2017
EBITDA
FCF (1)

Pro Forma Adj. EBITDA Margin / FCF Conversion

	2015	2016	2017
EBITDA Margin	41%	48%	53%
FCF Conversion	87%	88%	85%

VERRA MOBILITY

(1) Free Cash Flow defined as (Pro Forma Adjusted EBITDA – CapEx).

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BUSINESS OVERVIEW

5 EXPERIENCED MANAGEMENT TEAM WITH A TRACK RECORD OF SUCCESS



David Roberts
CEO, President

- Consulting experience with a history of partnering with founder-owned companies to drive growth and innovation
- Joined Verra Mobility in 2014
- Previously President and CEO, BillingTree and Managing Director, Bank of America Merrill Lynch
- Former President and CEO, Equity Methods



Tricia Chiodo
CFO

- History of financial discipline to create shareholder value
- Joined Verra Mobility in 2015
- Former Co-President and CFO, Origami Owl
- Former CFO, RSC Equipment Rental (NYSE: RRR)
- Experienced in LBO and IPO transactions with high growth companies



Jon Routledge,
EVP, Commercial Fleet Services

- 20+ years of leadership experience specializing in developing sales initiatives, marketing, strategic planning and process improvement
- Extensive experience in freight and logistics
- Former Vice President of Sales at DHL Express
- Holds a BTECHND degree in Business Management



Liz Caracciolo,
EVP, Government Solutions

- Client-facing and business development experience with a history of increasing the lifetime value of client relationships
- Joined Verra Mobility in 2015
- Held service and business development, and account management roles at Equity Methods, BillingTree and Bank of America Merrill Lynch



Vincent Brigidi,
EVP, Emerging Markets

- Over 18 years of experience in the fleet industry
- Recently President and COO of CEI leading a team of nearly 240 responsible for the management of 600,000 fleet vehicles and 118,000 drivers subscribed to CEI's DriverCare™ solution
- Joined Verra Mobility in 2014
- Began his career at PricewaterhouseCoopers



Jim Goetz,
Chief Information Officer

- Over 30 year experience delivering industry-leading applications, advanced analytics, enterprise program management, scalable infrastructure, security, and large media storage capabilities
- Recently President and COO of Alta Resources and CIO and General Manager at Convergys Corporation



Rebecca Kozloff Collins,
General Counsel

- Former commercial litigator at Steptoe & Johnson
- Over 16 years of in-house legal experience at large, small, public and private companies (such as Motorola, General Dynamics, NJOY and Contractor Management Services), including roles as Chief Compliance Officer
- Extensive experience with M&A, class actions / litigation management, IP management, government relations & employment & labor law

VERRA MOBILITY

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II. Growth Overview VERRA MOBILITY

GROWTH OVERVIEW

VERRA MOBILITY HAS MULTIPLE LEVERS FOR SUSTAINED GROWTH

1 **Benefit From Strong Industry Tailwinds**	• An increasing number of toll roads and migration to cashless tolling driving the need for smart technology • Increased focus on traffic safety for drivers, pedestrians, bicyclists and law enforcement
2 **Leverage Platform into New End-Markets**	• Leveraging existing capabilities into ride-sharing and autonomous vehicles are attractive opportunities • Over-the-Road ("OTR") market provides a significant and untapped growth opportunity for Verra Mobility
3 **Expand Platform with New Products**	• Strong financial profile creates a vehicle for aggressive innovation into broader Smart Transportation with solutions such as (I) electronic license plates / telematics, (II) consumer tolling for autonomous cars and (III) smart city • Opportunities include ride sharing company-owned cars / fleets

4 **Expand Globally**	• Opportunities exist with current clients to expand operations into attractive markets across Europe
	  • Existing Verra Mobility clients alone provide access to over 1 million RAC and European fleet vehicles
	  • Verra Mobility anticipates the European Consumer Tolling & Violations TAM to be approximately two times larger than the U.S. market

5 **Pursue Accretive Acquisitions**	• Verra Mobility has a targeted pipeline of opportunities globally • Management team has a demonstrated track record of driving synergies from successful accretive acquisitions

VERRA MOBILITY 22

GROWTH OVERVIEW

1 BENEFIT FROM STRONG INDUSTRY TAILWINDS – TOLLING SEGMENT

Tolling Industry at a Glance

35	5.7bn	$14bn
U.S. states and territories with at least one tolled highway, bridge or tunnel (6,000+ miles of U.S. toll roads)	Number of trips per year on tolled roads and crossings in the U.S.	Capital investment over three years by the top 40 U.S. toll facilities operators

Growth Drivers

Cashless Tolling	• In the last 5 years, many toll roads have gone either partially or completely cashless • In 2010, 29% of all toll revenues were collected in cash. However, in 2015, tolls collected in cash dropped to 18% • In the last 5 years, tolling industry experienced a 76% increase in revenues from cashless toll transactions
Increase in Toll Roads	• 2015-2020: Look for express lanes to lead the way mostly in high growth urban regions • 2020-2025: Most remaining states start looking at interstate tolling • 2025-2030: Look for a sizable increase in interstate tolling driven by funding need
Economic Factors	• Infrastructure financing remains robust • Private Public Partnerships encouraged by White House • Government investment expected to lead to increased tolling and the introduction of interstate tolling • Sustained low gas prices have remained a tailwind for the industry

Toll Revenue 2010 → 2015


($ in billions)
CAGR: 8.7%
$9.1
$13.8
2010
2015

Toll Revenue Could be $65 – 70bn by 2030

VERRA MOBILITY
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Source: IBTTA, Federal Highway Administration, HNTB Corporation Survey, CDM Smith, Management estimates.

GROWTH OVERVIEW

1 BENEFIT FROM STRONG INDUSTRY TAILWINDS – SAFETY SEGMENT

Safety Industry at a Glance

60%	97%	>300
Successfully won 60% of its Safety RFPs in 2017	Camera retention rate in 2017 and 90%+ since 2012	Cameras for red light, speed and school bus for which RFPs have been submitted

Growth Drivers

Industry Trends

- Vehicle miles traveled, distracted driving & speed limits are increasing nationally
- Vision Zero adoption across most major U.S. cities is driving capital investment to make meaningful strides in traffic safety

Verra Mobility Position

- Distanced from competitors in key buying criteria – program performance and ethical track record
- Verra Mobility is exceeding market growth through share gains

Market Growth Rates

- Red Light: Flat growth rate
- Speed: Low single digit growth rate
- Crossing Guard: Double digit growth rate

Pipeline

Red Light Safety Cameras

Speed Safety Cameras

School Bus Stop Arm Safety Cameras

AUTOPATROL™

CROSSINGGUARD®

- 32 near term targets / RFPs with total annual recurring revenue of ~$18mm

VERRA MOBILITY

24

Source: Third-party estimates, Management estimates.

GROWTH OVERVIEW

2 LEVERAGE PLATFORM INTO NEW END-MARKETS

New End-Markets

Ride-Sharing



- Opportunities include ride-sharing company-owned cars / fleets
- Verra Mobility would also be:
  - Insulated from market swings between ride-sharing and RACs
  - Providing the same valuable service to both car sharing and RACs

Autonomous Vehicles



- Verra Mobility is currently working with several OEMs to directly connect to the vehicle electronically
- As an already established leader in North America, Verra Mobility could become a first mover in this market

Smart City



- Urban enforcement and citation processing solutions would be a natural fit to Verra Mobility's core competencies
- The Smart Parking industry is forecasted to grow ~20% by 2019 in the U.S. and has no dominant players
  - The Commercial Parking industry includes 3,000+ companies with combined annual revenue of ~$8bn



3m OTR Trucks in the U.S.

- OTR companies are typically independently managed with violation management typically performed in-house and Title and Registration handled by small third parties
- Verra Mobility is well positioned to expand into the OTR market given its core processing capabilities, existing technology offerings and leading market reputation
- The market is largely untapped and expected to remain stable; however, Toll Services has grown at double digits, per annum

Total Addressable Market


($ in millions)
$370 – $410
$320 – $350
Greenfield
Opportunity
140 – 150
120 – 130
60 – 70
50 – 60
2015
Toll services unfulfilled market
License and Title unfulfilled market
Violations management unfulfilled market
Current filled market

VERRA MOBILITY
25

Source: TechNavio, IHS, ITS World, Wall Street research, third party estimates, Management estimates and company data.

GROWTH OVERVIEW

3 EXPAND PLATFORM WITH NEW PRODUCTS

Consumer Tolling

Peasy

- Allows consumers to benefit from tolling coverage across most of the nation's toll roads
- Peasy is a universal tolling product for consumers, simplifying the complexity and hassle of tolling
- To be rolled out in late Q3 2018



Enroll Your Car Once, Use All The Tolls You Want

1. Snap photo
2. Link payment
3. Verra Mobility registers you in the Network
4. Drive on!

Safety

Verra Mobility Street Safe



- A handheld speeding camera that enables officers to cite speeders directly from a handheld device
- Increases both officer productivity and safety
- Accelerated payback and returns, driven by lower capital investment
- Positioned for a fast path to market

Verra Mobility Live View

- Provides real-time visual intelligence and post-incident analysis. Allows law enforcement to retrieve video to support crime-fighting and investigative efforts
- Can utilize Verra Mobility's existing camera base, but also provides opportunity to expand camera base with certain clients

Verra Mobility Continues to be an Industry Leader in Product and Service Development to Meet the Changing Needs of New and Existing Customers

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26

GROWTH OVERVIEW

4 EXPAND GLOBALLY

EPC Summary

Footprint

- Founded in 1988 with operations in London and Budapest
- 450 customers and only 38 employees
- Servicing customers in their contact center in 18 languages and 13 currencies
- Connected to 30 Vehicle Licensing Authorities (VLAs) and issuing to more than 130 countries

Competition

- There is no pan-European competitor; competition is primarily local collection agencies in specific countries or municipalities
- These competitors often lack the capabilities or technology to collect across the wide landscape of foreign contraveners (violators)

Opportunity in tolling

- RACs have all asked separately about capabilities to bring a tolling product to Europe (untapped market)

Opportunity in violations

- RACs have indicated their desire for a global provider for violations processing

Consumer market

- Verra Mobility is expanding into the consumer market in the U.S. using its Tolling, Title & Registration and Violations Platforms
- EPC opens up access to the European market for Verra Mobility's consumer offerings

EPC Financial Profile

Revenue


($ in millions)
CAGR: 9.3%
$10.6
$11.1
$12.6
2015
2016
2017

EBITDA and Margin


($ in millions)
CAGR: 14.7%
$3.8
$4.0
$5.0
2015
2016
2017
36%
37%
39%

Revenue by Segment


Congestion charges 6%
Parking 22%
Toll Roads 72%

Revenue by Country


Serbia 2%
Netherlands 1%
Other 3%
Croatia 6%
UK 36%
Ireland 12%
Hungary 20%
Norway 20%

VERRA MOBILITY

Note: EPC financial information above is presented in accordance with International Financial Reporting Standards and not presented in accordance with United States Generally Accepted Accounting Principles.
Source: TechNavio, ITS World, Wall Street research, third party research and company data.

27

GROWTH OVERVIEW

5 PURSUE ACCRETIVE ACQUISITIONS ACROSS EXISTING AND NEW MARKETS

Targeted Segments for M&A

- Verra Mobility has recently executed on three transactions including Sunshine (2016), HTA (2018) and EPC (2018)

Safety / Fleet	8 targets
Title and Registration	4 targets
Smart City and Connected Car	5 targets
Parking	8 targets
Other	9 targets

Acquisition Criteria

- Verra Mobility is constantly evaluating potential future M&A opportunities, which are evaluated based on strategic impact including:


Growth Potential
Synergies
End-market Development
Customer Relationships
Technology
Cash Flow

Management has identified 34 potential acquisition opportunities

Management has a Strong Track Record in Executing M&A, Integrating Acquisitions and Driving Synergies

VERRA MOBILITY
28

III. Projections VERRA MOBILITY

PROJECTIONS

VERRA MOBILITY HAS DEMONSTRATED CONSISTENT HIGH-MARGIN REVENUE GROWTH WITH SIGNIFICANT FCF GENERATION

Commentary

- ☑ **Transaction processing-based** business model with high recurring revenue of 97% and 97% cameras retained upon renewal
- ☑ **Attractive revenue model** of 7 – 9% organic growth plus consistent acquisition track record
- ☑ **Growth** driven by greater penetration, strong industry tailwinds, new customer wins, growing pipeline and improving margins
- ☑ **Diversified solutions** platform between Safety and Fleet businesses
- ☑ **Displacing competitors** in competing areas of importance
- ☑ **Global outlook** to explore opportunities in Europe, Brazil and Asia

Pro Forma Adj. Revenue(1)


($ in millions)
% Services Growth
10%
10%
7%
10%
10%
$296
$10
$286
$333
$18
$315
$349
$4
$345
$373
$2
$371
$412
$5
$407
$452
$5
$447
2015
2016
2017
2018E
2019E
2020E
Services
Product

Pro Forma Adj. EBITDA and % Margin(2)


($ in millions)
% Growth
32%
16%
19%
8%
9%
$120
41%
$159
48%
$184
53%
$219
$209
$10
59%
(3) $236
57%
$256
57%
2015
2016
2017
2018E
2019E
2020E
Verra Mobility
PF Adjustments

(1) See the appendix for a reconciliation of revenue to Pro Forma Adjusted revenue.
(2) See the appendix for a reconciliation of net income to Pro Forma Adjusted EBITDA.
(3) Includes $10mm of Pro Forma adjustments for actions taken during 2018, but not yet realized.
Source: Company information.

VERRA MOBILITY
30

PROJECTIONS

VERRA MOBILITY IS WELL POSITIONED FOR ORGANIC GROWTH IN EXISTING AND NEW CATEGORIES BOTH DOMESTICALLY AND INTERNATIONALLY

Verra Mobility Projected Organic Growth 2018E – 2020E

Product	Growth ($mm)	Growth (% CAGR)	Key Revenue Drivers

Tolling & Fleet	$30 – $35	6% – 8%	• Rental car product adoption driven by positive industry tailwinds:
			  ▪ Increased cashless tolling
			  ▪ Increased number of toll ways
			  ▪ Increased congestion pricing on HOV and other roadways
			• FMC vehicle enrollment growing at MSD with expanded sales efforts and outsourcing trends

Peasy (Consumer Tolling)	$13 – $15	NM	• New product uniquely positioned to address needs of large consumer tolling market • Modest consumer adoption with <1% total penetration of U.S. insured vehicles by 2020

Safety Automations	$8 – $10	2% – 4%	• Continued growth in the number of cameras:
			  ▪ 65% win rate on RFP's
			  ▪ Verra Mobility StreetSafe and new legislation in Georgia opens new markets for speed cameras
			  ▪ Increased focus on child safety in school zones and school bus stops
			  ▪ Red light remains stable with strong cash flow

European Opportunities	$18 – $20	45% – 55%	• LDD growth in the existing EPC business through country expansion • 20% penetration of both the Tolling and Violations total addressable markets by 2020 with the addition of two key U.S. RAC's and a global FMC into Europe
Total Organic Growth	**$70 - $80**	**9% - 10%**	

VERRA MOBILITY

31

IV. Transaction Summary VERRA MOBILITY

TRANSACTION SUMMARY

TRANSACTION TERMS

- Pro Forma enterprise value of $2,404 million (11.0x 2018E Adj EBITDA)
- Pro Forma 2018E net debt / 2018E Adj EBITDA of 3.9x[1]
- Existing Verra Mobility shareholders to be paid $642 million cash consideration[3] and issued 65.2 million roll-over shares in Verra Mobility at close
- Existing Verra Mobility shareholders to receive an additional $100 million earnout to vest over 4 share price hurdles[4]
- Additional PIPE investors committed to participate via $400 million private placement; 10.7% of which will be committed to by Gores Holdings II sponsor and affiliated employees
- Completion of transaction is expected in Q3 2018

Pro Forma Valuation

($ in millions, except per share values)	Pro Forma for transaction close
Gores Holdings II illustrative share price	$10.00
Pro Forma shares outstanding (millions)[2]	155.2
Total equity value	$1,552
Pro Forma net debt	$852
Pro Forma enterprise value	$2,404

Pro Forma enterprise value / Pro Forma Adj EBITDA		
2018E Pro Forma Adj EBITDA	$218.5	11.0x
2018E Pro Forma Net debt / 2018E Pro Forma Adj EBITDA		3.9x[1]

Sources & Uses

($ in millions)	
Sources	
Gores Holdings II cash[3]	$400
PIPE investors (including the Gores Holdings II sponsor)	$400
Total sources	$800
Uses	
Cash consideration[3]	$642
Debt re-payment	$133
Gores Holdings II transaction costs	$25
Total uses	$800

Pro Forma Net Debt to Pro Forma Adj. EBITDA Progression[5]



3.9x
3.0x
2.2x
2018PF
At transaction close
2019E
2020E

Illustrative Post-transaction Ownership Breakdown[6]



Existing shareholders, 42%
SPAC shareholders, 26%
Gores Holdings II / affiliated employees, 7%
Additional PIPE investors, 25%

Note: Some numbers may not tie due to rounding.

(1) Pro Forma net debt at close of $852mm based on pre-transaction debt of $1,036mm and $51mm cash balance as well as $133mm debt repayment.

(2) Pro forma share count includes 40.0mm from Gores Holdings II public shares, 11.2mm from Gores Holdings II sponsor and affiliated employees, 65.2mm from the seller's roll-over equity stake, and 38.8mm shares from the PIPE investors. 4.6mm of the 43.5mm total PIPE shares will be subscribed for by Gores Holdings II sponsor and affiliated employees. Additionally, Gores Holdings II sponsor has 6.5mm of Founder shares. The pro forma share count excludes earnout to existing Verra Mobility shareholders of 10.0mm shares.

(3) Assumes no Gores Holdings II stockholder has exercised its redemption rights to receive cash from the trust account. This amount will be reduced by the amount of cash used to satisfy any redemptions.

(4) Existing Verra Mobility shareholders will receive 2.5mm shares at each of the following share prices: $13.00, $15.50, $18.00 and $20.50.

(5) Reflects outstanding net debt of $715mm as of 2019E, and $570mm as of 2020E.

(6) Assumes a nominal share price of $10.00.

VERRA MOBILITY

33

TRANSACTION SUMMARY

VERRA MOBILITY HAS BEST-IN-CLASS GROWTH, MARGIN AND FREE CASH FLOW CHARACTERISTICS

2018E Revenue and EBITDA ($)


Revenue
EBITDA
$373
$219
$3,499
$1,190
$2,460
$960
$2,384
$1,140
$8,547
$3,152
$5,851
$2,162
$3,958
$1,374
$3,775
$1,342
$2,429
$1,381
$1,469
$621

2018E – 2020E Revenue and EBITDA CAGR (%)


Revenue CAGR
EBITDA CAGR
EBITDA Average = 9.4%
Revenue Average = 7.3%
EBITDA Average = 9.6%
Revenue Average = 7.0%
10.1%
8.3%
9.7%
11.8%
6.9%
8.0%
5.4%
8.5%
9.4%
13.3%
9.2%
12.9%
8.3%
11.0%
6.6%
8.3%
4.8%
6.4%
3.7%
5.7%

2018E EBITDA Margin (%)


Average = 40.2%
Average = 40.5%
58.6%
47.8%
38.8%
34.0%
56.8%
42.3%
36.9%
36.9%
35.5%
34.7%

2018E Free Cash Flow Margin (%)


Average = 32.7%
Average = 36.0%
50.3%
39.0%
32.5%
26.7%
54.1%
36.5%
32.2%
31.7%
31.4%
29.8%

Recurring Revenue   Transaction Processing

Note: Market data as of July 2018. Recurring Revenue peer set includes Equifax, TransUnion and Verisk Analytics. Transaction Processing peer set includes Fidelity National Information Services, Fiserv, FleetCor Technologies, Global Payments, Total System Services and WEX. EBITDA margin represents EBITDA / Revenue. Free cash flow defined as (EBITDA – CapEx). FCF margin represents FCF / Revenue.
Source: Wall Street Research, Company information.

VERRA MOBILITY 34

T R A N S A C T I O N S U M M A R Y VERRA MOBILITY REPRESENTS A UNIQUE AND ATTRACTIVE INVESTMENT OPPORTUNITY AT A COMPELLING VALUATION Average = 16.1x Average = 16.2x Average = 14.8x Average = 17.8x Average = 21.9x Average = 19.5x Average = 18.3x Average = 16.8x Recurring Revenue Transaction Processing Note: Market data as of July 2018. USD in millions. Verra Mobility valuation assumes a TEV of $2,404mm and pro forma net debt at close of $852mm based on pre-transaction debt of $1,036mm and $51mm cash balance as well as $133mm debt repayment. Recurring Revenue peer set includes Equifax, TransUnion and Verisk Analytics. Transaction Processing peer set includes Fidelity National Information Services, Fiserv, FleetCor Technologies, Global Payments, Total System Services and WEX. Free cash flow defined as (EBITDA – CapEx). 35 VERRA MOBILITY (1) Source: Wall Street Research, Company information. 12.8x 11.0x 23.5x 19.2x 23.1x 19.2x 19.0x 14.9x 20.0x 17.2x 19.4x 16.7x 19.4x 16.7x 17.5x 16.7x 17.2x 15.2x 16.4x 14.4x 11.2x 10.2x 17.7x 20.9x 17.3x 20.6x 13.7x 16.9x 15.9x 18.6x 15.5x 17.9x 15.1x 17.4x 15.0x 15.7x 14.1x 15.7x 13.5x 15.3x TEV / 2019E Free Cash Flow(1) TEV / 2018E Free Cash Flow(1) TEV / 2019E EBITDA TEV / 2018E EBITDA

Appendix VERRA MOBILITY

A P P E N D I X ADJ. REVENUE RECONCILIATION Amortization of contract incentive payment. Amount stepped down in 2017 due to purchase accounting adjustments following Platinum’s purchase. This is a non-recurring adjustment and is not expected going forward A• B• Pre-acquisition results for Sunshine in 2016, which now comprises much of the Title & Registration business A B 37 VERRA MOBILITY (1) Represents sale of equipment and product installation. ($ in millions) 2015 2016 2017 Verra Mobility Reported Services Revenue $193.3 $212.5 $228.2 Adjustments: Non-cash Amortization of Contract Incentive 1.8 1.8 0.3 Sunshine Pre-acquisition Results 9.9 0.8 0.0 ATS Adjusted Services Revenue 205.1 215.2 228.5 ATS Reported Product Revenue(1) 10.3 18.2 3.9 ATS Total Adjusted Revenue $215.4 $233.4 $232.4 HTA Reported Revenue $70.5 $88.3 $103.7 EPC Reported Revenue $10.6 $11.1 $12.6 Total Pro Forma Adjusted Revenue $296.4 $332.8 $348.7 Adjustment Detail Adj. Revenue Reconciliation

APPENDIX

ADJ. EBITDA RECONCILIATION – VERRA MOBILITY, PRE-HTA AND PRE-EPC

Adj. EBITDA Reconciliation

	($ in millions)	2015	2016	2017
	Net Income	$11.4	$29.0	$19.5
	Definitional Adjustments:			
	Depreciation and amortization	37.2	33.8	45.7
	Interest expense, net	2.1	2.7	21.7
	Income taxes	3.8	18.7	(29.4)
	Total definitional adjustments	$43.1	$55.2	$38.0
	Reported EBITDA	**$54.6**	**$84.2**	**$57.5**
	Adjustments:			
A	Transaction and other related expenses	0.0	1.2	32.0
B	Transformation expenses	0.0	0.0	3.9
C	Sponsor Fees and expenses	0.0	0.0	4.2
D	Acquisition earn-out	4.3	0.0	0.0
E	Non-recurring Severance	2.1	0.0	0.0
F	Non-cash amortization of contract inducement	1.8	1.8	0.3
	Total adjustments	8.2	2.9	40.4
	Adjusted EBITDA	**$62.7**	**$87.1**	**$97.9**

Adjustment Detail

- **A** Adjustment to add back deal fees incurred in relation to Platinum's acquisition of ATS in May 2017, as well as the acquisition of HTA. Includes acquisition services to advisors, professional fees and other expenses
- **B** One-time costs including costs for strategy consultants, procurement optimization and IT optimization
- **C** Sponsor management fees paid to Platinum
- **D** Adjustments related to performance goals reached subsequent to 2014 acquisition within the Commercial Services segment
- **E** Severance related to prior executive team
- **F** Adjustment for amortization of a tolling contract with a major RAC

VERRA MOBILITY

38

Note: EPC financial information above is presented in accordance with International Financial Reporting Standards and not presented in accordance with United States Generally Accepted Accounting Principles.

APPENDIX

ADJ. EBITDA RECONCILIATION – HTA

Adj. EBITDA Reconciliation

($ in millions)	2015	2016	2017
Net Income	$48.6	$60.7	$67.6
Definitional Adjustments:			
Depreciation and amortization	0.4	1.4	2.1
Interest expense, net	(0.0)	0.0	0.1
Income taxes	0.3	0.3	0.4
Total definitional adjustments	$0.7	$1.7	$2.6
Reported EBITDA	**$49.4**	**$62.4**	**$70.2**
Adjustments:			
A "Extraordinary" adjustments - primarily Seller expenses	0.0	0.0	2.5
B Contract Incentive - Non-Cash Amortization	0.0	0.0	2.3
C (Gain)/Loss on Sale of Equipment, net	0.0	0.3	0.0
D Pro Forma CC Rebates	2.3	2.7	3.5
E Capitalized internal labor	2.0	2.0	2.0
F Other	0.0	0.0	0.4
Total adjustments	4.3	5.0	10.7
Adjusted EBITDA	**$53.7**	**$67.4**	**$80.9**

Adjustment Detail

A Seller expenses related to legal, M&A, travel, entertainment and non-business activities

B Add-back for the cash-to-GAAP adjustment for a $6 million incentive payment to a RAC in 4Q 2017. Should be capitalized, but flows through to the P&L in the HTA's accounting cash-based system

C Non-cash gain / loss the sale of cameras

D HTA's toll funding is charged on a credit card and the cash points are given to the seller for personal expenses. Following the acquisition by HTA, the cash rewards will be given to the Company, consistent with Verra Mobility's current practice

E HTA has never capitalized internal labor related to software development, despite significant personnel investment in such. Pro forma estimate to conform to Verra Mobility's accounting going forward

F Includes adjustments for items such as a new tag vendor deposit, customer billing correction, a change in merchant processing fees and credit card processing rebates

VERRA MOBILITY

39

APPENDIX

ADJ. EBITDA RECONCILIATION – EPC

Adj. EBITDA Reconciliation

($ in millions)	2015	2016	2017
Net Income	$2.9	$2.3	$3.6
Definitional Adjustments:			
Depreciation and amortization	0.0	0.0	0.0
Interest expense, net	(0.1)	(0.0)	(0.0)
Income taxes	0.8	0.4	1.0
Total definitional adjustments	$0.8	$0.4	$1.0
Reported EBITDA	**$3.7**	**$2.7**	**$4.6**
Adjustments:			
A Extraordinary expenses add back	0.0	1.3	0.3
B Legal fees – appointment of new directors	0.0	0.0	0.0
C Board of directors fees add back	0.1	0.0	0.0
Total adjustments	0.1	1.3	0.3
Adjusted EBITDA	**$3.8**	**$4.0**	**$5.0**

Adjustment Detail

A Non-recurring discretionary employee and transaction bonuses related to a change in control event

B Legal fees associated with the appointment of additional directors to the Company's board. This expense is non-recurring in nature

C EBITDA fees paid to the previous board of directors. This items will not recur due to the change in control

VERRA MOBILITY

40

Note: The financial information above is presented in accordance with International Financial Reporting Standards and not presented in accordance with United States Generally Accepted Accounting Principles.

APPENDIX

COMBINATION OF VERRA MOBILITY & HTA IS EXPECTED TO DELIVER SYNERGIES OF $8M – $12M EBITDA IN 2018 ($18mm – $21mm RUN-RATE)

Synergy	Description	2018 in year ($mm EBITDA)	Run-rate ($mm EBITDA)
Revenue	• **Transponders**: Increase transponder install programs • **Marketing**: Roll out over-the-counter (OTC) marketing efforts for combined entity customers[1] • **Cross-sell:** Expand product offerings to recently acquired customers • **Toll-differential:** Capture best negotiated toll authority pricing across transponder & video tolling rates • **Contra-revenue (leakage):** Implement best practices to reduce bad debt revenue loss from unmatched / unbilled tolls	~$3mm[2]	~$7 – 8mm[2]
Cost	• **Credit card processing fees:** Renegotiate payment processing fees and credit card company rebates based on combined entity spend	~$3mm	$4 – 5mm
	• **SG&A:** Reduce staffing levels based on overlap/duplication and productivity improvement initiatives	$1 – 3mm	$3 – 4mm
	• **OPEX & Procurement:** Leverage combined entity scale to negotiate more favorable pricing for contracted staff, purchased goods & services	$1 – 2mm	~$2mm
	• **IT:** Simplify IT systems, infrastructure & support expense through combination & rationalization of licenses, software, & hardware cost	<$1mm	~$2mm
Total		**$8 – 12mm[3]**	**$18 – 21mm**
Included in the Plan	• **The 2018E plan includes $8m of synergies, which will be realized** • **The 2018E plan also includes an additional $10m of pro forma adjustments for actions taken during 2018, but not yet realized**	**$8mm**	**$18mm**

(1) Marketing at over-the-counter (OTC) customer locations is currently in effect for Verra Mobility and will now be expanded to HTA customers with limited to no additional marketing expense.
(2) Revenue synergy shown in $mm EBITDA and corresponds to ~$6 – 7mm and $10 – 11mm of in-year and run-rate top line growth respectively.
(3) Expect to realize $2 – 3mm and $6 – 7mm of in year synergies by 6/30/18 and 9/30/18 respectively.

VERRA MOBILITY
41

VERRA MOBILITY v A '7.., VElmA MOBILITY